THE MAINSTAY GROUP OF FUNDS

MainStay High Yield Opportunities Fund (the “Fund”)

Supplement dated April 4, 2014 to the

Summary Prospectus and Prospectus dated February 28, 2014

As disclosed in the Prospectus, on September 15, 2008, one of the Fund’s trading counterparties, Lehman Brothers International (Europe) (“LBIE”), was placed in insolvency administration under the U.K. Insolvency Act. As a result, the Fund was unable (i) to close out open short positions with LBIE, and (ii) to sell or substitute out the securities that were pledged as collateral for these open short positions. On March 12, 2014, the Fund’s open short positions with LBIE were closed out. In this regard, the Fund’s agreement with New York Life Insurance Company (“New York Life”), which provided that, at the conclusion of the bankruptcy process, New York Life would contribute to the Fund any difference between the value of the assets ultimately returned to the Fund, and the then-current market value of the collateral, has terminated.

Accordingly, the sub-section entitled “Fund Counterparty Risk” in the section entitled “Principal Risks” is deleted in its entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.